PACIFIC SELECT FUND I-NET TOLLKEEPER PORTFOLIO
			Report Pursuant to Rule 10f-3
			Quarter Ending March 31, 2004

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							Comparable Securities

			Securities Purchased    (1)		(2)		(3)
(1) Name of Issuer  	Citadel 		Alliance 	Acadia 	       	The
			Broadcasting		Bankshares	Realty 		Bancorp
			Corp					Trust		Bank

(2) Description		Common Stock		Common Stock	Common Stock	Common
of Security (name, 								Stock
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	02/11/04		02/18/04	03/25/04	02/03/04

(4) Unit Price		$19.00			$17.00		$13.75		$12.50

(5) Current Yield	N/A			N/A		N/A		N/A

(6) Yield to Maturity	N/A			N/A		N/A		N/A

(7) Principal 		$532,000,000	 	$1,437,503	$68,750,000	$78,027,500
Amount of Total
Offering

(8) Underwriting 	$0.66			$0.85		$0.6875		$0.875
Spread

(9)Names of 		CS First Boston      	McKinnon & 	Citigroup	Friedman
Underwriters 		Goldman Sachs,		Company		and RBC		Billings
(prospectus 		Deutsche Bank,				Capital 	Ramsey,
may be attached)	Merrill Lynch,				Markets		Sandler
			JP Morgan,						O'Neill &
			Wachovia Securities, 					Partners,
			Bear Stearns,						and
			and UBS Warburg						Stifel,
										Nicolaus
										&
										Company

(10) Years of 		At least 3 years	N/A		N/A		N/A
Continuous
Operation

(11) Dollar Amount 	$4,559,310		N/A		N/A		N/A
of Purchase

(12) % of Offering 	0.092%			N/A		N/A		N/A
Purchased by Fund

(13) % of Offering 	2.91%			N/A		N/A		N/A
Purchased by
Associated Funds

(14) Sum of 		3.00%			N/A		N/A		N/A
(12) and (13)


(15) % of Fund 		1.27%			N/A		N/A		N/A
Assets Applied
to Purchase

(16) Name(s) of 	CS First Boston		N/A		N/A		N/A
Underwriter(s)
or Dealer(s)
from whom Purchased

(17) Is Portfolio 	Yes			N/A		N/A		N/A
Manager a Manager
or Co-manager
in Offering?


			PACIFIC SELECT FUND I-NET TOLLKEEPER PORTFOLIO
				Report Pursuant to Rule 10f-3
				Quarter Ending March 31, 2004

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering


		       	 	     Other fund purchasers having same investment
adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

X	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 4/23/2004					Signed:	/s/Herbert E. Ehlers
						Name:   Herbert Ehlers
		                                Title:  Managing Director



			PACIFIC SELECT FUND- REAL ESTATE PORTFOLIO
				Report Pursuant to Rule 10f-3
			        Quarter Ending March 31, 2004

							Comparable Securities

			Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      The St. Joe Company	Federal 	Regency 	N/A
						Realty 		Centers Corp.
						Investment
						Trust

(2) Description 	Common Stock		Common Stock	Common Stock	N/A
of Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	02/10/04		05/09/03	08/12/03	N/A

(4) Unit Price		$39.20			$30.90		$35.96		N/A

(5) Current Yield	N/A			N/A		N/A	 	N/A

(6) Yield to Maturity	N/A			N/A		N/A		N/A

(7) Principal Amount	$235,200,000		$86,956,493	$129,456,000	N/A
of Total Offering

(8) Underwriting 	$0.40			$0.443		$1.6182		N/A
Spread

(9) Names of 		Morgan Stanley		Wachovia 	Citigroup,     	N/A
Underwriters					Securities 	Merrill Lynch,
(prospectus may 						Wachovia
be attached)	 						Securities,
								and Raymond
								James

(10) Years of 		At Least 3 years	N/A		N/A		N/A
Continuous
Operation

(11) Dollar Amount 	$725,200		N/A		N/A		N/A
of Purchase

(12) % of Offering
Purchased by Fund	0.308%			N/A		N/A		N/A

(13) % of Offering 	3.098%			N/A		N/A		N/A
Purchased by
Associated Accounts

(14) Sum of (12) 	3.406%.			N/A		N/A		N/A
and (13)

(15) % of Fund 		0.14%			N/A		N/A		N/A
Assets Applied
to Purchase

(16) Name(s) of 	Legg Mason		N/A		N/A		N/A
Underwriter(s)
or Dealer(s)
from whom Purchased

(17) Is Portfolio 	Yes 			N/A		N/A		N/A
Manager a Manager 	(affiliate is
or Co-Manager 		Morgan Stanley & Co.)
in Offering?


			PACIFIC SELECT FUND- REAL ESTATE PORTFOLIO
				Report Pursuant to Rule 10f-3
				Quarter Ending March 31, 2004

Eligibility (check one):	x  registered public offering
				   government security
			           Eligible Municipal Security
			           Eligible Foreign Offering
				   Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):
x	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

x	The securities were offered pursuant to an underwriting or similar agreement
	under which the underwriters were committed to purchase all the securities
	offered, except those purchased by others pursuant to a rights offering,
	if the underwriters purchase any of the securities.

x	The commission, spread or profit was reasonable and fair in relation to that
	being received by others for underwriting similar securities during a
	comparable period of time.

x	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

x	Percentage of offering purchased by the Portfolio and other funds advised
	by the same investment adviser (or its affiliates) or accounts with respect
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A
	offering, 25% of the total of (1) principal amount of offering of such class
	sold by underwriters to qualified institution buyers plus (2) principal
	amount of class in any concurrent public offering; (b) other securities,
	25% of principal amount of offering of class.  Identify such other
	purchasers:

x	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 5/11/04					Signed:	/s/ Theodore Bigman
						Name:	Theodore Bigman
						Title:  Managing Director




			PACIFIC SELECT FUND- REAL ESTATE PORTFOLIO
				Report Pursuant to Rule 10f-3
				Quarter Ending March 31, 2004

						Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1) Name of Issuer     	Affordable Residential 	Federal  	Regency  	N/A
			Communities Inc.	Realty		Centers
						Investment 	Corp.
						Trust

(2) Description of 	Common Stock		Common Stock	Common Stock	N/A

Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	02/11/04		05/09/03	08/12/03	N/A

(4) Unit Price		$19.00			$30.90		$35.96		N/A

(5) Current Yield	N/A			N/A		N/A		N/A

(6) Yield to Maturity	N/A			N/A		N/A		N/A

(7) Principal Amount 	$465,663,723		$86,956,493	$129,456,000	N/A
of Total Offering

(8) Underwriting 	$1.1875			$0.443		$1.6182		N/A
Spread

(9) Names of 		Merrill Lynch,       	Wachovia 	Citigroup,    	N/A
Underwriters 		Citigroup,		Securities	Merrill Lynch,
(prospectus may 	CS First Boston,			Wachovia
be attached)		Morgan Stanley,				Securities,
			UBS,					Raymond James
			Wachovia
			Securities,
			Legg Mason

(10) Years of
Continuous Operation	At Least 3 years	N/A		N/A		N/A

(11) Dollar Amount 	$883,500		N/A		N/A		N/A
of Purchase

(12) % of Offering 	0.189%			N/A		N/A		N/A
Purchased by Fund

(13) % of Offering 	1.887%			N/A		N/A		N/A
Purchased by
Associated Accounts

(14) Sum of (12) 	2.076%.			N/A		N/A		N/A
and (13)

(15) % of Fund 		0.168%			N/A		N/A		N/A
Assets Applied
to Purchase

(16) Name(s) of 	Merrill Lynch		N/A		N/A		N/A
Underwriter(s) or
Dealer(s) from
whom Purchased

(17) Is Portfolio 	Yes			N/A		N/A		N/A
Manager a Manager 	(affiliate is
or Co-Manager in 	Morgan Stanley & Co.)
Offering?


			PACIFIC SELECT FUND- REAL ESTATE PORTFOLIO
				Report Pursuant to Rule 10f-3
				Quarter Ending March 31, 2004

Eligibility (check one):	x  registered public offering
				   government security
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

x	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

x	The securities were offered pursuant to an underwriting or similar agreement
	under which the underwriters were committed to purchase all the securities
	offered, except those purchased by others pursuant to a rights offering,
	if the underwriters purchase any of the securities.

x	The commission, spread or profit was reasonable and fair in relation to that
	being received by others for underwriting similar securities during a
	comparable period of time.

x	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or
	entity supplying the funds from which the issue is to be paid has been
	in continuous operation for less than three years (including the operations
	of any predecessors)the securities must have been rated within the top
	three rating categories by an NRSRO.

x	Percentage of offering purchased by the Portfolio and other funds advised
	by the same investment adviser (or its affiliates) or accounts with respect
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of
	such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.
	Identify such other purchasers:

x	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase
	from a syndicate manager shall not be deemed to be a purchase from an
	Affiliated Underwriter so long as (a) such Affiliated Underwriter did
	not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was
	not designated as a group sale or otherwise allocated to the account of any
	Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 5/11/04					Signed:	/s/ Theodore Bigman
						Name:   Theodore Bigman
						Title:  Managing Director




			PACIFIC SELECT FUND- COMSTOCK PORTFOLIO
				Report Pursuant to Rule 10f-3
				 Quarter Ending March 31, 2004

						Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1) Name of Issuer      Assurant, Inc.		China Life 	Endurance  	N/A
						Insurance 	Specialty
						Company Ltd.	Holdings Ltd.

(2) Description of	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	02/04/04		12/11/03	03/03/04	N/A

(4) Unit Price		$22.00			$18.68		$34.85		N/A

(5) Current Yield	N/A			N/A		N/A		N/A

(6) Yield to Maturity	N/A			N/A		N/A		N/A

(7) Principal Amount 	$1,760,000,000		$2,870,676,553	$308,422,500	N/A
of Total Offering

(8) Underwriting 	$1.045			$0.6538		$1.655		N/A
Spread

(9) Names of 		Morgan Stanley,        	China           Goldman        	N/A
Underwriters 		Merrill Lynch,		International,	Sachs,
(prospectus may be 	JP Morgan,		Citigroup,	Merrill Lynch,
attached)		CS First Boston,	CS First 	CS First
			Citigroup,		Boston,		Boston,
			Goldman Sachs,		Deutsche Bank	Deutsche
			Bear,			Securities,	Bank
			Stearns,		Financial	Securities,
			Cochran,		Advisers to	JP Morgan,
			Fortis Investment	China Life,	Wachovia
			Services,		China		Securities
			McDonald Investments,	International
			Raymond James,		Capital,
			Suntrust Robinson 	Lehman Brothers
			Humphrey

(10) Years of 		At least 3 years	N/A		N/A		N/A
Continuous Operation

(11) Dollar Amount 	$1,287,500		N/A		N/A		N/A
of Purchase

(12) % of Offering
Purchased by Fund	0.073%			N/A		N/A		N/A

(13) % of Offering 	2.478%			N/A		N/A		N/A
Purchased by
Associated Accounts

(14) Sum of 		2.551%			N/A		N/A		N/A
(12) and (13)

(15) % of Fund Assets 	0.282%			N/A		N/A		N/A
Applied to Purchase

(16) Name(s) of 	Merrill Lynch		N/A		N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased

(17) Is Portfolio 	Yes			N/A		N/A		N/A
Manager a Manager 	(affiliate
or Co-Manager in 	is Morgan Stanley
Offering?		& Co.)



			PACIFIC SELECT FUND- COMSTOCK PORTFOLIO
				Report Pursuant to Rule 10f-3
				Quarter Ending March 31, 2004

Eligibility (check one):	x  registered public offering
				   government security
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

x	The securities were purchased (1) prior to the end of the first day on
	which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

x	The securities were offered pursuant to an underwriting or similar agreement
	under which the underwriters were committed to purchase all the securities
	offered, except those purchased by others pursuant to a rights offering,
	if the underwriters purchase any of the securities.

x	The commission, spread or profit was reasonable and fair in relation to that
	being received by others for underwriting similar securities during a
	comparable period of time.

x	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

x	Percentage of offering purchased by the Portfolio and other funds advised
	by the same investment adviser (or its affiliates) or accounts with respect
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible
	Rule 144A offering, 25% of the total of (1) principal amount of offering
	of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.
	Identify such other purchasers:

x	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an Affiliated
	Underwriter so long as (a) such Affiliated Underwriter did not benefit
	directly or indirectly from, the transaction, and, (b) in the case of
	Eligible Municipal Securities, the purchase was not designated as a group
	sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.
The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 4/20/04					Signed:	/s/ Jay Warwick
						Name:	Jay Warwick
						Title:  Portfolio Manager










			PACIFIC SELECT FUND- MID-CAP GROWTH PORTFOLIO
				Report Pursuant to Rule 10f-3
				 Quarter Ending June 30, 2004

							Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1) Name of Issuer      Salesforce.com, Inc.	Open 		Callidus 	N/A
						Solutions Inc.	Software Inc.

(2) Description of 	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	06/22/04		05/17/04	11/25/03	N/A

(4) Unit Price		$11.00			$21.50		$14.00		N/A

(5) Current Yield	N/A			N/A		N/A		N/A

(6) Yield to Maturity	N/A			N/A		N/A		N/A

(7) Principal 		$110,000,000		$95,383,503	$70,000,000	N/A
Amount of Total
Offering

(8) Underwriting 	$0.77			$1.08		$0.98		N/A
Spread

(9) Names of 		Morgan Stanley,      	Bear, Stearns   Citigroup,   	N/A
Underwriters 		Deutsche Bank		& Co., Inc.,	Lehman
(prospectus may 	Securities,		Friedman 	Brother,
be attached)		UBS Investment		Billings	U.S. Bancorp
			Bank, Wachovia		Ramsey,		Piper Jaffray
			Securities,		Piper Jaffray,
			William Blair		Wachovia
			& Co.			Securities

(10) Years of 		At Least 3 years	N/A		N/A		N/A
Continuous
Operation

(11) Dollar Amount 	$42,900			N/A		N/A		N/A
of Purchase

(12) % of Offering 	0.039%			N/A		N/A		N/A
Purchased by Fund

(13) % of Offering 	2.031%			N/A		N/A		N/A
Purchased by
Associated Accounts

(14) Sum of (12) 	2.07%.			N/A		N/A		N/A
and (13)

(15) % of Fund 		0.023%			N/A		N/A		N/A
Assets Applied to
Purchase

(16)Name(s) of 		UBS Warburg		N/A		N/A		N/A
Underwriter(s) or
Dealer(s) from
whom Purchased

(17) Is Portfolio 	Yes & Co.  		N/A		N/A		N/A
Manager a Manager	(Morgan Stanley
or Co-Manager in 	as an affiliate
Offering?		of the Fund)





			PACIFIC SELECT FUND- MID-CAP GROWTH PORTFOLIO
				Report Pursuant to Rule 10f-3
				Quarter Ending June 30, 2004

Eligibility (check one):	x  registered public offering
				   government security
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

x	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

x	The securities were offered pursuant to an underwriting or similar agreement
	under which the underwriters were committed to purchase all the securities
	offered, except those purchased by others pursuant to a rights offering,
	if the underwriters purchase any of the securities.

x	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

x	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

x	Percentage of offering purchased by the Portfolio and other funds advised
	by the same investment adviser (or its affiliates) or accounts with respect
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of
	such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.
	Identify such other purchasers:

x	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an Affiliated
	Underwriter so long as (a) such Affiliated Underwriter did not benefit
	directly or indirectly from, the transaction, and, (b) in the case of
	Eligible Municipal Securities, the purchase was not designated as a group
	sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.
The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 7/21/04					Signed:	/s/ David Cohen
						Name:	David Cohen
						Title:  Fund Manager





			PACIFIC SELECT FUND- MID-CAP GROWTH PORTFOLIO
				Report Pursuant to Rule 10f-3
 				Quarter Ending June 30, 2004

							Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1) Name of Issuer     	Global Payments Inc.	iPass Inc.	iPayment, 	N/A
								Inc.

(2) Description of 	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	05/11/04		07/23/03	05/12/03	N/A

(4) Unit Price		$44.25			$14.00		$16.00		N/A

(5) Current Yield	N/A			N/A		N/A		N/A

(6) Yield to Maturity	N/A			N/A		N/A		N/A

(7) Principal 		$306,553,159		$98,000,000	$80,000,000	N/A
Amount of Total
Offering

(8) Underwriting 	$1.77			$0.98		$1.12		N/A
Spread

(9) Names of 		Citigroup,         	Morgan  	Bear,       	N/A
Underwriters 		CIBC World Mkts.,	Stanley,	Stearns &
(prospectus may 	CSFB,			CSFB,		Co.,Inc.,
be attached)		Morgan Stanley,		SG Cowen,	Thomas Weisel
			UBS Investment		Thomas Weisel	Partners LLC,
			Bank,			Partners LLC	Wachovia
			SunTrust				Securities
			Robinson Humphrey,
			Thomas Weisel
			Partners LLC

(10) Years of 		At Least 3 years	N/A 		N/A		N/A
Continuous Operation

(11) Dollar Amount 	$446,925		N/A		N/A		N/A
of Purchase

(12) % of Offering 	0.146%			N/A		N/A		N/A
Purchased by Fund

(13) % of Offering 	2.019%			N/A		N/A		N/A
Purchased by
Associated Accounts

(14) Sum of (12) 	2.165%.			N/A		N/A		N/A
and (13)

(15) % of Fund Assets 	0.248%			N/A		N/A		N/A
Applied to Purchase

(16) Name(s) of 	Citigroup		N/A		N/A		N/A
Underwriter(s) or
Dealer(s) from whom
Purchased

(17) Is Portfolio 	Yes  			N/A		N/A		N/A
Manager a Manager 	(Morgan Stanley &
or Co-Manager in 	Co. as an affiliate
Offering?		of the Fund)





			PACIFIC SELECT FUND- MID-CAP GROWTH PORTFOLIO
				Report Pursuant to Rule 10f-3
				Quarter Ending June 30, 2004

Eligibility (check one):	x  registered public offering
				   government security
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

x	The securities were purchased (1) prior to the end of the first day on
	which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

x	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

x	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

x	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

x	Percentage of offering purchased by the Portfolio and other funds advised
	by the same investment adviser (or its affiliates) or accounts with respect
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of
	such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.
	Identify such other purchasers:

x	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date:6/15/04					Signed:	/s/ David Cohen
						Name:	David Cohen
						Title:  Fund Manager





			PACIFIC SELECT FUND- MID-CAP GROWTH PORTFOLIO
				Report Pursuant to Rule 10f-3
				 Quarter Ending June 30, 2004

							Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1) Name of Issuer     	Conseco, Inc.		American   	China Life   	N/A
						Equity		Insurance
						Investment 	Company
						Life Holding 	Limited
						Company

(2) Description 	Common Stock		Common Stock	Common Stock	N/A
of Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	05/06/04		12/04/03	12/11/03	N/A

(4) Unit Price		$18.25			$9.00		$18.68		N/A

(5) Current Yield	N/A			N/A		N/A		N/A

(6) Yield to Maturity	N/A			N/A		N/A		N/A

(7) Principal Amount 	$803,000,000		$168,300,000	$2,870,676,553	N/A
of Total Offering

(8) Underwriting 	$0.7756			$0.63		$0.65		N/A
Spread

(9) Names of 		Goldman,             	Merrill Lynch   China Int'l    	N/A
Underwriters 		Sachs & Co.,		& Co.,		Capital Corp.,
(prospectus may 	Morgan			Advest, Inc.,	Citigroup,
be attached)		Stanley,		Raymond James,	CSFB,
			B of A,			Sanders		Deutsche
			CSFB,			Morris 		Bank
			Deutsche		Harris Inc.	Securities
			Bank Securities,
			JP Morgan,
			Lazard,
			Advest,Inc.,
			Keefe,
			Bruyette &
			Woods

(10) Years of 		At least 3 years	N/A		N/A		N/A
Continuous Operation

(11) Dollar Amount 	$594,950		N/A		N/A		N/A
of Purchase

(12) % of Offering 	0.074%			N/A		N/A		N/A
Purchased by Fund

(13) % of Offering 	2.9925%			N/A		N/A		N/A
Purchased by
Associated Accounts

(14) Sum of (12) 	3.066%			N/A		N/A		N/A
and (13)

(15) % of Fund 		0.320%			N/A		N/A		N/A
Assets Applied
to Purchase

(16) Name(s) of 	Goldman Sachs		N/A		N/A		N/A
Underwriter(s) or
Dealer(s) from
whom Purchased

(17) Is Portfolio 	Yes 			N/A		N/A		N/A
Manager a Manager 	(Morgan Stanley & Co.
or Co-Manager 		as an affiliate
in Offering?		of the Fund)




			PACIFIC SELECT FUND- MID-CAP GROWTH PORTFOLIO
				Report Pursuant to Rule 10f-3
				Quarter Ending June 30, 2004

Eligibility (check one):	x  registered public offering
				   government security
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

x	The securities were purchased (1) prior to the end of the first day on
	which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

x	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

x	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

x	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

x	Percentage of offering purchased by the Portfolio and other funds advised
	by the same investment adviser (or its affiliates) or accounts with respect
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of
	such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.
	Identify such other purchasers:

x	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 6/15/04					Signed:	/s/ David Cohen
						Name:	David Cohen
						Title:  Fund Manager





			PACIFIC SELECT FUND- Large-Cap Value Portfolio
				Report Pursuant to Rule 10f-3
				 Quarter Ending June 30, 2004

							Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1) Name of Issuer 	Ameren Corp.		American   	El Paso Corp.	N/A
						Electric
						Power Company,
						Inc.

(2) Description of 	Common Stock		Common Stock 	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)

(3) Date of Purchase	6/30/04			N/A		N/A		N/A

(4) Unit Price		$42.00			$20.95		$19.95		N/A

(5) Current Yield	N/A			N/A		N/A		N/A

(6) Yield to Maturity	N/A			N/A		N/A		N/A

(7) Principal 		$420,000,000 		$1,047,500,000	$897,750,000	N/A
Amount of Total
Offering

(8) Underwriting 	$1.26			$0.6285		$0.60		N/A
Spread

(9) Names of 		Goldman,             	J.P. Morgan     Credit Suisse   N/A
Underwriters		Sachs & Co.,	 	Securities 	First Boston
(prospectus may 	Lehman			Inc., Salomon 	Corporation,
be attached)		Brothers,		Smith Barney	J.P. Morgan
			Banc of America		Inc., Banc of 	Securities
			Securities LLC,		America		Inc., Banc
			Citigroup		Securities	of America
			Global			LLC,		Securities LLC,
			Markets Inc.,		BNP Paribas 	Lehman Brothers Inc.,
			JP Morgan		Securities	Morgan Stanley &
			Securities Inc.,	Corp.,		Co. Incorporated,
			Barclays		Danske		Salomon Smith
			Capital Inc.,		Markets Inc.,	Barney Inc.,
			BNY Capital		Goldman,	ABN AMRO
			Markets, Inc.,		Sachs & Co.,	Rothschild LLC,
			A.G. Edwards & 		Lehman		BNY Capital Markets,
			Sons, Inc.		Brothers Inc.,	Inc., Howard Weil,
						McDonald	Sanders Morris Harris
						Investments Inc.,
						Morgan
						Stanley & Co.
						Incorporated,
						UBS Warburg LLC


(10) Years of 		>3years			>3years		>3years		N/A
Continuous Operation

(11) Dollar Amount 	$92,400.00		N/A		N/A		N/A
of Purchase

(12) % of Offering 	0.22%			N/A		N/A		N/A
Purchased by Fund

(13) % of Offering 	1.11%			N/A		N/A		N/A
Purchased by
Associated Accounts

(14) Sum of (12) 	1.33%			N/A		N/A		N/A
and (13)

(15) % of Fund 		1.01%			N/A		N/A		N/A
Assets Applied
to Purchase

(16) Name(s) of 	Goldman Sachs		N/A		N/A		N/A
Underwriter(s) or
Dealer(s) from
whom Purchased

(17) Is Portfolio 	Yes  			N/A		N/A		N/A
Manager a Manager 	(part of syndicate)
or Co-Manager
in Offering?




			PACIFIC SELECT FUND- Large-Cap Value Portfolio
				Report Pursuant to Rule 10f-3
				Quarter Ending June 30, 2004

Eligibility (check one):	X  registered public offering
				   government security
				   Eligible Municipal Security
				   Eligible Foreign Offering
				   Eligible Rule 144A Offering

Check if the following conditions have been met (and discuss any exceptions):

x	The securities were purchased (1) prior to the end of the first day on
	which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

x	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

x	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

x	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

N/A 	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

x	Percentage of offering purchased by the Portfolio and other funds advised
	by the same investment adviser (or its affiliates) or accounts with respect
	to which the same investment adviser (or its affiliates) has, and has
	exercised, investment discretion, did not exceed: (a) for Eligible Rule
	144A offering, 25% of the total of (1) principal amount of offering of
	such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.
	Identify such other purchasers:

x	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: July 27, 2004				Signed:	/s/John B. Cunningham
						Name:   John B. Cunningham
						Title:  Managing Director,
							Portfolio Manager




			PACIFIC SELECT FUND- Pacific Select Managed Bond Portfolio
				Report Pursuant to Rule 10f-3
				Quarter Ending March 31, 2003*

							Comparable Securities
			Securities Purchased	(1)		(2)		(3)
(1) Name of Issuer  	Comcast Corp		Comcast Corp	Comcast Corp	N/A

(2) Description of 	Comcast Corp		Comcast Corp	Comcast Corp	N/A
Security (name, 	7.05			5.85		6.50
coupon, maturity, 	3/15/2033		1/15/2010	01/15/2015
subordination,
common stock, etc.)

(3) Date of Purchase	03/12/2003		01/07/2003	01/07/2003	N/A

(4) Unit Price		99.518			99.862		99.7100		N/A

(5) Current Yield	6.681			5.559		6.159		N/A

(6) Yield to Maturity	6.617			6.159		5.785		N/A

(7) Principal Amount 	750,000,000		600,000,000	900,000,000	N/A
of Total Offering

(8) Underwriting 	SPR @ ISS     		SPR @ ISS      	SPR @ ISS  	N/A
Spread			248.0 vs.		227.0 vs.	252.0 vs.
			T 5 3/8 2/31		T 6.5 2/10	T 4 11/15/12

(9) Names of 		J.P. Morgan            	J.P. Morgan     J.P. Morgan     N/A
Underwriters 		Securities,		Securities,	Securities,
(prospectus may 	Merrill Lynch		Merrill Lynch	Merrill Lynch
be attached)		& Co,			& Co,		& Co,
			Morgan Stanley,		Morgan 		Morgan
			ABN Amro,		Stanley,	Stanley
			Banc of			Banc of 	Banc of
			America,		America		America
			Securities		Securities,	Securities,
			LLC,			Salomon Smith	Salomon Smith
			Banc One		Barney,		Barney,
			Capital Markets,	ABN Amro,	ABN Amro,
			Bank of			Banc One	Banc One
			New York,		Capital 	Capital
			Barclays		Markets,	Markets,
			Capital,		Barclays 	Barclays
			BNP Paribas,		Capital,	Capital,
			Deutsche		BNP Paribas,	BNP Paribas,
			Bank Securities,	BNY Capital	BNY Capital
			Goldman Sachs		Markets,	Markets,
			& Co,			Deutsche 	Deutsche
			RBC Capital		Bank, 		Bank,
			Markets,		Dresdner	Dresdner
			Salomon Smith		Kleinwort	Kleinwort
			Barney,			Wasserstein,	Wasserstein,
			Scotia Capital		Fleet 		Fleet
			Inc,			Securities,	Securities,
			Wasserstein Perella 	Goldman Sachs,	Goldman Sachs,
			& Co			Royal Bank of 	Royal Bank of
						Scotland, 	Scotland,
						Scotia Capital	Scotia Capital

(10) Years of
Continuous Operation	>3			>3		>3		N/A

(11) Dollar Amount 	2,985,540		N/A		N/A		N/A
of Purchase

(12) % of Offering 	0.40%			N/A		N/A		N/A
Purchased by Fund

(13) % of Offering 	2.93%			N/A		N/A		N/A
Purchased by
Associated Funds

(14) Sum of (12) 	3.33%			N/A		N/A		N/A
and (13)

(15) % of Fund Assets 	0.077%			N/A		N/A		N/A
Applied to Purchase

(16) Name(s) of 	Merrill Lynch & Co	N/A		N/A		N/A
Underwriter(s) or
Dealer(s) from whom
Purchased

(17) Is Portfolio 	NO			NO		NO		N/A
Manager a Manager
or Co-manager in
Offering?

* During a recent review of new issues, PIMCO discovered that a 10f-3 transaction that occurred during the quarter ending March 31, 2003 was not reported to Pacific Select Fund's Board of Trustees. A Comcast issue was not previously detected because only the lead managers were available on Bloomberg at the time of the trade. When PIMCO ran a secondary review they discovered that Bloomberg had updated its information and that Dresdner was on the syndicate as a co-manager. PIMCO has instituted a regular secondary review on the back-end to ensure that they capture any Bloomberg updates in the future.





			PACIFIC SELECT FUND- Managed Bond Portfolio
				Report Pursuant to Rule 10f-3
				Quarter Ending March 31, 2003


  Eligibility (check one):	 X  registered public offering
				    Eligible Municipal Security
				    Eligible Foreign Offering
				    Eligible Rule 144A Offering

				    Other fund purchasers having same investment adviser
as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar agreement
	under which the underwriters were committed to purchase all the securities
	offered, except those purchased by others pursuant to a rights offering,
	if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to that
	being received by others for underwriting similar securities during a
	comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or
	entity supplying the funds from which the issue is to be paid has been
	in continuous operation for less than three years (including the operations
	of any predecessors) the securities must have been rated within the top three
	rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same investment
	adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total
	of (1) principal amount of offering of such class sold by underwriters to
	qualified institution buyers plus (2) principal amount of class in any
	concurrent public offering; (b) other securities, 25% of principal amount
	of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from
	a syndicate manager shall not be deemed to be a purchase from an Affiliated
	Underwriter so long as (a) such Affiliated Underwriter did not benefit
	directly or indirectly from, the transaction, and, (b) in the case of
	Eligible Municipal Securities, the purchase was not designated as a group
	sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 08/05/04					Signed:	/S/Alyssa M. Soto
						Name:	Alyssa M. Soto
						Title:  Portfolio Compliance Manager

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